UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 2, 2026

THREE LIONS ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43469	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

888 Prospect Street

La Jolla, CA 92037

(Address of principal executive offices, including zip code)

Tel: 917-822-8328

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share, par value $0.0001 per share, and one-half of one warrant	TLACU	The Nasdaq Stock Market LLC
Ordinary shares, par value $0.0001 per share	TLAC	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one ordinary share at an exercise price of $11.50	TLACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01. Other Events.

As previously disclosed in a Current Report on Form 8-K filed on September 4, 2026, Three Lions Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 10,000,000 units (the “Units”), each consisting of one ordinary share, par value $0.0001 per share (the “Ordinary Shares”) and one-half of one warrant (the “Warrant”) on September 2, 2026. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $100,000,000. EarlyBirdCapital, Inc., the underwriter (the “Underwriter”) of the IPO, has been granted a 45-day option to purchase up to an additional 1,500,000 units at the initial public offering price to cover over-allotments, if any.

Also as previously reported, simultaneously with the closing of the IPO, the Company completed a private placement of an aggregate of 400,000 units (the “Private Placement Units”), including 200,000 Private Placement Units to Three Lions Sponsor, LLC, the sponsor of the Company’s IPO (the “Sponsor”), 100,000 Private Placement Units to the Underwriter, and 100,000 Private Placement Units to certain third-party investors, at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of $4,000,000 (the “Private Placement”).

As of September 2, 2026, a total of $100,500,000 of the net proceeds from the IPO and the Private Placement were deposited in a trust account established for the benefit of the Company’s public shareholders.

An audited balance sheet as of September 2, 2026 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement is included with this report as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Balance Sheet as of September 2, 2026

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Three Lions Acquisition Corp.

Date: September 10, 2026	By:	/s/ Harry Brandler
	Name:	Harry Brandler
	Title:	Chief Financial Officer

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